EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Electrameccanica Vehicles Corp. on Form 20-F for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial conditions and results of operations of Electrameccanica Vehicles Corp.

Date: March 22, 2022	/s/Kevin Pavlov
Name: Kevin Pavlov
Title: Chief Executive Officer
(Principal Executive Officer)

Date: March 22, 2022	/s/ Bal Bhullar
Name: Bal Bhullar
Title: Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

This written statement accompanies the Annual Report on Form 20-F in which it appears as an Exhibit pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the U.S. Sarbanes-Oxley Act of 2002 or other applicable law, be deemed filed by Electrameccanica Vehicles Corp. for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended.